UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 16, 2009

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-09718	25-1435979
(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 21, 2009, PNC Funding Corp (“Funding”), an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. (the “Corporation”), completed the public offer and sale of $500,000,000 aggregate principal amount of its 4.25% Senior Notes due September 21, 2015 (the “Senior Notes”), unconditionally guaranteed by the Corporation (the “Guarantees”). The Senior Notes were sold pursuant to an Underwriting Agreement dated September 16, 2009 (the “Underwriting Agreement”) by and among Funding, the Corporation, Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference. The Notes were issued pursuant to a Registration Statement on Form S-3 (Nos. 333-139912 and 333-139912-01), initially filed with the Securities and Exchange Commission on January 11, 2007 and effective immediately upon filing (the “Registration Statement”).

The form of the Senior Notes is attached to this Current Report on Form 8-K as Exhibit 4.1. The form of the related Guarantees for the Senior Notes is attached to this Current Report on Form 8-K as Exhibit 4.2. These Exhibits are incorporated into this item 8.01 by reference.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Senior Notes as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 16, 2009, by and among PNC Funding Corp, The PNC Financial Services Group, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.

4.1	Form of 4.25% Senior Notes due September 21, 2015.

4.2	Form of Guarantee related to Senior Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

	By:	/s/ Samuel R. Patterson
	Name:	Samuel R. Patterson
Date: September 21, 2009	Title:	Controller

EXHIBIT INDEX

Number	Description	Method of Filing
1.1	Underwriting Agreement, dated as of September 16, 2009, by and among PNC Funding Corp, The PNC Financial Services Group, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as Representatives of the several Underwriters named therein.	Filed herewith.

4.1	Form of 4.25% Senior Notes due September 21, 2015.	Filed herewith.

4.2	Form of Guarantee related to Senior Notes.	Filed herewith.